Exhibit 99.1

3rd Quarter Earnings Report

Forward-Looking Statements This presentation should be reviewed in conjunction with CVR Energy, Inc.’s Third Quarter earnings conference call held on November 6, 2012. The following information contains forward- looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to (i) those set forth under “Risk Factors” in CVR Energy, Inc.’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Energy, Inc. makes with the Securities and Exchange Commission, and (ii) those set forth under “Risk Factors” in the CVR Partners, LP Annual Report on form 10-K, Quarterly Reports on form 10-Q and any other filings CVR Partners, LP makes with the Securities and Exchange Commission. CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Consolidated Results Third Quarter Third Quarter Third Quarter Year to Date Year to Date Year to Date (In millions, except for EPS/Distributions) Q3 2012 Q3 2011 Percent Q3 2012 Q3 2011 Percent Adjusted EBITDA(1) $ 471.1 $ 258.4 + 82% $1,064.9 $ 603.4 + 76% Adjusted net income per diluted share(2) $ 3.00 $ 1.57 + 91% $ 6.42 $ 3.54 + 81% CVR Partners Adjusted EBITDA(3) $ 39.0 $ 43.3—10% $ 121.1 $ 114.0 + 6% CVR Partners Distributions $ 0.496 $ 0.572—13% $ 1.619 $ 0.979 N/A Note: Adjusted EBITDA for the third quarter and year to date 2012 excludes turnaround expense of $11.3mm and $34.8mm, respectively Non-GAAP reconciliation on slide 23 Non-GAAP reconciliation on slide 24 Non-GAAP reconciliation on slide 26

Crude Differentials Source: ProphetX (1) As of October 31, 2012 Third Quarter Third Quarter Third Quarter Q3 Average Q3 High Current(1) WTI vs. WCS ($15.79) ($29.16) (29.33) WTI vs. Brent $17.58 $22.02 23.85 WTI vs. WTS ($3.39) ($4.70) (6.75) WTI vs. LSB ($4.17) ($13.26) (6.63)

Market Environment—Petroleum (1) As of October 31, 2012 2010 2011 Q3 2012 Current Average Differential $ 0.77 $ 15.89 $ 17.58 $ 23.85

$45 $40 $35 $30 $25 $20 $15 $10 $5 $0

Nov-10 Mar-11 Aug-11 Dec-11 Apr-12 Jul-12 Oct-12

NYMEX 2-1-1 Crack

Brent-WTI Differential

Crack Spread vs. Historical Norm Note: The trendline does not include 2011

$50 $45 $40 $35 $30 $25 $20 $15 $10 $5 $0

NYMEX 211 Crack,

Yrly Avgs

Yrly Avgs Trendline

Q3 2012

Last Month

Current

NYMEX CL, $/Bbl

Hedging Position (1)

Commodity Swaps Barrels Fixed Price(2)

Fourth Quarter 2012 5,850,000 23.50

First Quarter 2013 6,375,000 24.95

Second Quarter 2013 5,400,000 26.85

Third Quarter 2013 5,175,000 25.31

Fourth Quarter 2013 3,525,000 24.66

Total 26,325,000 25.05

(1) As of September 30, 2012

(2) Weighted-average price of all positions for period indicated

Market Environment—Fertilizer

UAN, Ammonia & Urea Prices

$800 $700 $600

$500

$400

$300

$200 $100 $0

Sep 10 Dec

10 Mar 11

Jun 11 Sep

11 Dec 11

Mar 12

Jun 12 Sep 12

Ammonia

UAN

Urea

CVRP Plant Gate Pricing—Ammonia

CVRP Plant Gate Pricing—UAN

Source: Green Markets

Financial

Financial Results Note: Adjusted EBITDA for the third quarter and year to date 2012 excludes turnaround expense of $11.3mm and $34.8mm, respectively Definition on slide 17 and Non-GAAP reconciliation on slide 23 Non-GAAP reconciliation on slide 23 Non-GAAP reconciliation on slide 24

Third Quarter Year to Date

(In millions, except for EPS/EPU) Q3 2012 Q3 2011 Q3 2012 Q3 2011

Net earnings attributable to

CVR stockholders $ 208.9 $ 109.3 $ 338.4 $ 279.9

Earnings per diluted share $ 2.41 $ 1.25 $ 3.86 $ 3.19

EBITDA(1) $ 386.5 $ 211.8 $ 695.8 $ 555.7

Adjusted EBITDA(2) $ 471.1 $ 258.4 $ 1,064.9 $ 603.4

Adjusted net income per diluted

share(3) $ 3.00 $ 1.57 $ 6.42 $ 3.54

CVR Partners Distributions $ 0.496 $ 0.572 $ 1.619 $ 0.979

Coffeyville Refinery Petroleum Segment (1) Adjusted for FIFO impact Definition on slide 18 and Non-GAAP reconciliation on slide 19

(In millions except for

barrels sold data) Q3 2012 Q2 2012 Q3 2011

Net Sales $ 1,564.3 $ 2,162.2 $ 1,284.4

Operating Income $ 353.6 $ 151.9 $ 180.3

SG&A $ 10.6 $ 13.8 $ 8.6

Crude Oil Throughput 124,643 121,325 112,885

(barrels per day)

Barrels Sold 134,873 135,062 114,061

(barrels per day)

Refining margin

(per crude oil throughput $ 33.56 $ 28.02 $ 27.54

barrel) (1)(2)

Direct Operating Expenses

(per Barrel of Crude $ 4.14 $ 4.03 $ 5.25

Throughput)

Dir. Op. Ex. (per Barrel of

Crude Throughput) Less: $ 4.13 $ 3.94 $ 4.49

Turnaround Cost

Operating Earnings Bridge

$400 $350 $300

$250 millions $200 n i $150 $

$100 $50 $0

Q3 2011 Refining Other Volume Direct Q3 2012 Oper. Margin (D&A, Oper. Oper.

Inc. FIFO, Cost Inc. SG&A)

Wynnewood Refinery Petroleum Segment Adjusted for FIFO impact Definition on slide 18 and Non-GAAP reconciliation on slide 20 barrels sold data) Q3 2012 Q2 2012

Net Sales $ 772.8 $ 782.3

Operating Income $ 154.4 $ 97.2

SG&A $ 8.8 $ 2.1

Crude Oil Throughput (barrels per 67,920 69,046

day)

Barrels Sold 68,311 74,072

(barrels per day)

Refining margin

(per crude oil throughput barrel) (1) (2) $ 33.07 $ 25.23

Direct Operating Expenses (per $ 6.58 $ 4.30

Barrel of Crude Throughput)

Dir. Op. Ex. (per Barrel of Crude $ 4.81 $ 4.06

Throughput) Less: Turnaround Cost

Nitrogen Fertilizer Segment Non-GAAP Reconciliation on slide 26

(in millions except for tons

sold data)

Q3 2012 Q2 2012 Q3 2011

Net Sales $ 75.0 $ 81.4 $ 77.2

Operating Income $ 32.3 $ 36.1 $ 37.5

Adjusted EBITDA(1) $ 39.0 $ 44.1 $ 43.3

SG&A $ 5.1 $ 7.0 $ 4.5

Ammonia Sales (000 tons) 30.2 29.4 22.6

UAN Sales (000 tons) 175.1 177.2 179.2

Ammonia ASP (per ton) $ 578 $ 568 $ 568

UAN ASP (per ton) $ 290 $ 329 $ 294

Pet Coke Cost (per ton) $ 30 $ 31 $ 43

On-streamstre m Factors:

Gasification 99.1% 99.2% 99.2%

Ammonia 98.4% 98.0% 98.6%

UAN 96.9% 96.7% 97.0%

Operating Earnings Bridge

$40 $35 $30

$25 millions $20 in $ $15

$10 $5 $0

Q3 2011 Aver. COGS Volume Direct Other Q3 2012 Oper. Selling / Mix Oper. (D&A, Oper.

Inc. Price Cost SG&A) Inc.

Debt Metrics Financial Metrics 2007 2008 2009 2010 2011 Q3 2012 LTM Debt to Capital 54% 46% 43% 41% 43% 36% Debt to Adj. EBITDA 3.8 2.3 2.4 2.5 1.2 0.8 14 Note: Refer to slide 21 for metrics used in calculations

Appendix

Non-GAAP Financial Measures To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below, which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies. The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.

EBITDA: EBITDA represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization. EBITDA is not a calculation based upon GAAP; however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company. Adjusted EBITDA by operating segment results from operating income by segment adjusted for items that the company believes are needed in order to evaluate results in a more comparative analysis from period to period. Additional adjustments to EBITDA include major scheduled turnaround expense, the impact of the Company’s use of accounting for its inventory under first-in, first-out (FIFO), net realized gains/losses on derivative activities, share-based compensation expense, loss on extinguishment of debt, and other income (expense). Adjusted EBITDA is not a recognized term under GAAP and should not be substituted for operating income or net income as a measure of performance but should be utilized as a supplemental measure of liquidity in evaluating our business. First-in, first-out (FIFO) impact: The Company’s basis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period. Non-GAAP Financial Measures

Refining margin : Refining margin per crude oil throughput barrel is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non- GAAP measure that we believe is important to investors in evaluating our refinery’s performance as a general indication of the amount above our cost of product sold that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold (exclusive of depreciation and amortization)) are taken directly from our Condensed Statement of Operations. Our calculation of refining margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin and refining margin per crude oil throughput barrel is important to enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Non-GAAP Financial Measures 18 Refining margin per crude oil throughput barrel adjusted for FIFO : Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts. Under our FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. Refining margin adjusted for FIFO impact is a non- GAAP measure that we believe is important to investors in evaluating our refinery’s performance as a general indication of the amount above our cost of product sold (taking into account the impact of our utilization of FIFO) that we are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure

Coffeyville Refinery($ per crude oil throughput barrel) Quarter Quarter Quarter Coffeyville Refinery($ per crude oil throughput barrel) 9/30/2012 6/30/2012 9/30/2011 NYMEX 2-1-1 $ 32.78 $ 29.27 $ 33.92 Purchased crude discount 2.56 4.39 3.48 Group 3 basis 3.87 (0.54) 1.25 Liquid Volume yield loss (3.58) (3.92) (5.27) Yield structure difference(1) (3.52) (3.67) (4.03) Other cost of product sold(2) (1.09) (2.32) (1.64) Other 2.54 4.81 (0.17) Refining margin (adj. for FIFO impact) $ 33.56 $ 28.02 $ 27.54 Impact of our refinery producing other products in addition to gasoline and distillate. Includes cost such as RINS, sulfur credits, ethanol, transportation, hydrogen. Coffeyville Margin Realization

Wynnewood Refinery($ per crude oil throughput barrel) Quarter Quarter Wynnewood Refinery($ per crude oil throughput barrel) 9/30/2012 6/30/2012 NYMEX 2-1-1 $ 32.78 $ 29.27 Purchased crude discount 3.13 2.69 Group 3 basis 3.87 (0.54) Liquid Volume yield loss (3.57) (3.61) Yield structure difference(1) (4.57) (2.49) Other cost of product sold (0.02) (0.45) Other 1.45 0.36 Refining margin (adj. for FIFO impact) $ 33.07 $ 25.23 Impact of our refinery producing other products in addition to gasoline and distillate. Wynnewood Margin Realization 20

Financials($ in millions) Full Year Full Year Full Year Full Year Full Year Full Year Financials($ in millions) 2007 2008 2009 2010 2011 Q3 2012 LTM Cash $ 30.5 $ 8.9 $ 36.9 $ 200.0 $ 388.3 $ 988.2 Long Term Debt 500.8 495.9 491.3 477.0 853.9 850.9 Net Debt 470.3 487.0 454.4 277.0 465.6 (137.3) CVR Stockholder’s Equity 432.7 579.5 653.8 689.6 1,151.6 1,485.1 Adjusted EBITDA(1)(2) $ 131.4 $ 218.1 $ 206.8 $ 192.0 $ 692.0 $ 1,126.3 Note: 2011 includes debt related to acquisition of Gary Williams but only 16 days of EBITDA contribution * Includes cash and debt of Nitrogen Fertilizer segment, which is held separately by CVR Partners LP, which has a separate capital structure Adjusted for FIFO, turnaround expense, SBC, financing costs and gains/losses on derivatives, asset dispositions, loss on extinguishment of debt, Gary Williams acquisition and integration costs, and bridge loan expenses Non-GAAP reconciliation on slide 22 Capital Structure*

Consolidated Non-GAAP Financial Measures Financials ($ in millions) Full Year Full Year Full Year Full Year Full Year Full Year Financials ($ in millions) 2007 2008 2009 2010 2011 Q3 2012 LTM Consolidated net income (loss) attributable to CVR Energy $ (67.6) $ 163.9 $ 69.4 $ 14.3 $ 345.8 $ 404.3 Interest expense, net of interest income 60.0 37.6 42.5 48.1 55.3 71.4 Depreciation and amortization 60.8 82.2 84.9 86.8 90.3 121.7 Income tax expense (benefit) (88.5) 63.9 29.2 13.8 209.5 246.1 EBITDA adjustments included in NCI(5.3) (7.6) FIFO impact (favorable) unfavorable (69.9) 102.5 (67.9) (31.7) (25.6) (0.7) Goodwill impairment42.8 Unrealized (gain)/loss on all derivatives 113.5 (247.9) 37.8 (0.6) (85.3) 104.9 Share-based compensation 44.1 (42.5) 8.8 37.2 27.2 32.0 Loss on disposal of fixed asset 1.3 2.32.7 2.5 2.3 Loss on extinguishment of debt 1.3 10.0 2.1 16.6 2.1Major scheduled turnaround 76.4 3.34.8 66.4 88.9 Expenses related to proxy matter 44.2 Expenses related to Gary Williams acquisition9.1 18.8 Adjusted EBITDA $ 131.4 $ 218.1 $ 206.8 $ 192.0 $ 692.0 $1,126.3

Consolidated Non-GAAP Financial Measures Financials($ in millions) Third Quarter Third Quarter Year to Date Year to Date Financials($ in millions) 9/30/2012 9/30/2011 9/30/2012 9/30/2011 Consolidated net income (loss) attributable to CVR Energy $ 208.9 $ 109.3 $ 338.4 $ 279.9 Interest expense, net of interest income 18.7 13.7 56.7 40.6 Depreciation and amortization 33.1 22.0 97.4 66.1 Income tax expense (benefit) 127.6 68.6 209.0 172.5 EBITDA adjustments included in NCI (1.8) (1.8) (5.7) (3.4) EBITDA $ 386.5 $ 211.8 $ 695.8 $ 555.7 FIFO impact (favorable) unfavorable (50.9) 26.2 54.3 1.5 Unrealized (gain)/loss on all derivatives 115.7 10.0 197.0 6.8 Share-based compensation 6.5 2.4 28.5 23.6 Loss on disposal of fixed asset 1.5 Loss on extinguishment of debt 2.1 Major scheduled turnaround 11.3 8.0 34.8 12.2 Expenses related to proxy matter 44.2Expenses related to Gary Williams acquisition 2.0 10.3 Adjusted EBITDA $ 471.1 $ 258.4 $ 1,064.9 $ 603.4

Consolidated Non-GAAP Financial Measures Financials(1)($ in millions) Third Quarter Third Quarter Year to Date Year to Date Financials(1)($ in millions) 9/30/2012 9/30/2011 9/30/2012 9/30/2011 Consolidated net income (loss) attributable to CVR Energy $ 208.9 $ 109.3 $ 338.4 $ 279.9 FIFO impact (favorable) unfavorable (30.9) 15.8 32.9 0.9 Share-based compensation 4.0 1.5 17.3 16.5 Loss on extinguishment of debt 1.2 Loss on disposition of assets 0.9 Major scheduled turnaround 6.9 4.8 21.1 7.4 Unrealized (gain)/loss on derivatives 70.1 6.0 119.4 4.1 Expenses associated with proxy matters 26.8 Expenses associated with the acquisition of Gary-Williams(2) 1.2 6.2 Adjusted Net Income $ 260.2 $ 137.4 $ 562.1 $ 310.9 Adjusted Net Income per diluted share $ 3.00 $ 1.57 $ 6.42 $ 3.54 24 All adjustments net of tax Legal, professional and integration expenses related to acquisition of Gary-Williams in December 2011

Financials($ in millions) Quarter Quarter Quarter Financials($ in millions) 9/30/2012 6/30/2012 9/30/2011 Operating income $ 507.5 $ 248.9 $ 179.8 FIFO impact (favorable), unfavorable (50.9) 105.4 26.2 Share-based compensation 2.3 5.4 0.8 Major scheduled turnaround expense 11.1 2.5 8.0 Realized gain (loss) on derivatives, net (53.3) (8.1) 0.1 Depreciation and amortization 27.5 26.6 17.0 Other income (expense) 0.7 0.1 Adjusted EBITDA $ 444.2 $ 381.4 $ 232.0 Petroleum Non-GAAP Financial Measures

Financials($ in millions) Quarter Quarter Quarter Year to Date Year to Date Financials($ in millions) 9/30/2012 6/30/2012 9/30/2011 9/30/2012 9/30/2011 Operating income $ 32.3 $ 36.1 $ 37.5 $ 99.8 $ 93.6 Depreciation and amortization 5.2 5.2 4.7 15.8 13.9 Other income (expense) 0.1 0.2 0.1 0.1 Major scheduled turnaround expense 0.2 0.2 Share-based compensation 1.2 2.8 0.9 5.2 6.4 Adjusted EBITDA $ 39.0 $ 44.1 $ 43.3 $ 121.1 $ 114.0 Fertilizer Non-GAAP Financial Measures